SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

MEDALLION FINANCIAL CORP.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

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(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

MEDALLION FINANCIAL CORP.

437 Madison Avenue, 38th Floor

New York, New York 10022

June 7, 2004

Dear Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders of Medallion Financial Corp. (the “Company”) to be held on July 2, 2004, at 10:00 a.m., Eastern Standard Time, at The Harmonie Club, located at 4 East 60th Street, New York, New York 10022. This year we are asking you to elect three directors of the Company to serve until the 2007 Annual Meeting of Stockholders. THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE THREE NOMINEES.

At the Annual Meeting, the Board of Directors will also report on the Company’s affairs and a discussion period will be provided for questions and comments. The Board of Directors appreciates and encourages stockholder participation.

Whether or not you plan to attend the Annual Meeting, it is important that your shares be represented. Accordingly, we request that you complete, sign, date, and promptly return the enclosed proxy in the enclosed postage prepaid envelope in order to make certain that your shares will be represented at the Annual Meeting.

Thank you for your cooperation.

Sincerely,

Alvin Murstein

Chairman of the Board of Directors and Chief Executive Officer

MEDALLION FINANCIAL CORP.

437 Madison Avenue, 38th Floor

New York, New York 10022

(212) 328-2100

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD JULY 2, 2004

The Annual Meeting of Stockholders (the “Annual Meeting”) of Medallion Financial Corp. (the “Company”) will be held at The Harmonie Club, located at 4 East 60th Street, New York, New York 10022 on July 2, 2004 at 10:00 a.m., Eastern Standard Time, to consider and act upon the following matters:

1.  To elect three directors to serve until the 2007 Annual Meeting of Stockholders; and

2.  To transact such other business as may properly come before the meeting or any adjournment thereof.

Only stockholders of record at the close of business on May 18, 2004 will be entitled to notice of and to vote at the Annual Meeting or any adjournment thereof. A list of stockholders entitled to vote at the Annual Meeting will be available for inspection at the Annual Meeting and for a period of 10 days prior to the meeting during regular business hours at the Company’s principal offices located at the address listed above. All stockholders are cordially invited to attend the Annual Meeting.

By Order of the Board of Directors,

MARIE RUSSO,

Secretary

New York, New York

June 7, 2004

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY OR VOTER INSTRUCTION CARD AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE IN ORDER TO ASSURE REPRESENTATION OF YOUR SHARES. NO POSTAGE NEED BE AFFIXED IF THE PROXY OR VOTER INSTRUCTION CARD IS MAILED IN THE UNITED STATES. STOCKHOLDERS WHO SIGN AND RETURN A PROXY CARD MAY NEVERTHELESS ATTEND THE ANNUAL MEETING, REVOKE THEIR PROXY AND VOTE THEIR SHARES IN PERSON.

2004 ANNUAL MEETING OF STOCKHOLDERS

NOTICE OF ANNUAL MEETING AND PROXY STATEMENT

i

MEDALLION FINANCIAL CORP.

437 Madison Avenue, 38th Floor

New York, New York 10022

(212) 328-2100

PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS

JULY 2, 2004

This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Annual Meeting of Stockholders to be held on July 2, 2004 (the “Annual Meeting”) and at any adjournment of the Annual Meeting. The purposes of the Annual Meeting are set forth herein and in the accompanying Notice of Annual Meeting of Stockholders. The Annual Meeting will be held at 10 a.m. E.S.T. at The Harmonie Club, located at 4 East 60th Street, New York, New York 10022. The date of the mailing of this proxy statement and accompanying proxy is on or about June 7, 2004. All shares of common stock will be voted in accordance with the stockholders’ instructions.

Stockholders are entitled to one vote per share on all matters voted upon at the Annual Meeting. Stockholders do not have the right to cumulate their votes for directors. The presence at the Annual Meeting, in person or by proxy, of a majority of the shares of common stock outstanding on May 18, 2004 will constitute a quorum. If the accompanying proxy is properly signed and timely returned to American Stock Transfer & Trust Company and not revoked, it will be voted in accordance with the instructions contained therein.

Unless contrary instructions are given, the persons designated as proxy holders on the accompanying proxy card will vote: (i) “FOR” the Board of Director’s nominees; and (ii) if any other matters properly come before the Annual Meeting, in accordance with their best judgment on such matters. Any proxy may be revoked by a stockholder at any time before its exercise by delivery of a written revocation to American Stock Transfer & Trust Company, 59 Maiden Lane, Plaza Level, New York, New York 10038. The powers of the proxy holder with respect to a particular proxy will be suspended if the person executing that proxy attends the Annual Meeting in person and so requests. Attendance at the Annual Meeting will not in itself constitute revocation of the proxy. Stockholders have no dissenters’ rights of appraisal in connection with any matter being presented at the Annual Meeting.

VOTING SECURITIES AND VOTES REQUIRED

On May 18, 2004, the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting, there were outstanding and entitled to vote an aggregate of 18,135,543 shares of common stock of the Company, $0.01 par value per share (the “Common Stock”). Stockholders are entitled to one vote per share.

The presence, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the meeting shall be necessary to constitute a quorum for the transaction of business. Abstentions and “broker non-votes” will be considered as present for quorum purposes but will not be counted as votes cast. Accordingly, abstentions and “broker non-votes” will have no effect on the voting on a matter that requires the affirmative vote of a certain percentage or a plurality of the votes cast or shares voting on a matter.

The affirmative vote of the holders of a plurality of the shares of Common Stock present or represented at the meeting is required for the election of directors. If less than a majority of the outstanding shares entitled to vote are represented at the Annual Meeting, a majority of the shares so represented may adjourn the Annual Meeting to another date, time or place, and notice need not be given of the new date, time or place if the new date, time or place is announced at the meeting before an adjournment is taken.

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND

THE ANNUAL MEETING

Q:	WHY AM I RECEIVING THESE MATERIALS?

A:	The Board of Directors of the Company is providing these proxy materials for you in connection with the Company’s Annual Meeting of Stockholders, which will take place on July 2, 2004. As a stockholder, you are invited to attend the Annual Meeting and are entitled to and requested to vote on the proposal described in this proxy statement.

Q:	WHAT INFORMATION IS CONTAINED IN THESE MATERIALS?

A:	The information included in this proxy statement relates to the proposal to be voted on at the Annual Meeting, the voting process, the compensation of directors and our most highly paid officers, and certain other required information. Our 2003 Annual Report, including our full 2003 consolidated financial statements, are also enclosed.

Q:	WHAT WILL BE VOTED ON AT THE MEETING?

A:	There is one matter scheduled to be voted on at the Annual Meeting:

•	The election of three directors.

Q:	WHAT IS THE COMPANY’S VOTING RECOMMENDATION?

A:	Our Board of Directors recommend that you vote your shares “FOR” the matter listed above.

Q:	WHAT SHARES CAN I VOTE?

A:	All shares owned by you as of the close of business on May 18, 2004, the RECORD DATE, may be voted by you. These shares include (1) shares held directly in your name as the STOCKHOLDER OF RECORD, including shares purchased through the Company’s Dividend Reinvestment Plan, and (2) shares held for you as the BENEFICIAL OWNER through a stockbroker or bank or shares purchased through the Company’s 401(k) Investment Plan.

Q:	WHAT IS THE DIFFERENCE BETWEEN HOLDING SHARES AS A STOCKHOLDER OF RECORD AND AS A BENEFICIAL OWNER?

A:	Most of the Company’s stockholders hold their shares through a stockbroker, bank or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

STOCKHOLDER OF RECORD

If your shares are registered directly in your name with the Company’s transfer agent, American Stock Transfer & Trust Company, you are considered, with respect to those shares, the STOCKHOLDER OF RECORD, and these proxy materials are being sent directly to you by the Company. As the STOCKHOLDER OF RECORD, you have the right to grant your voting proxy directly to the Company or to vote in person at the meeting. The Company has enclosed a proxy for you to use.

BENEFICIAL OWNER

If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the BENEFICIAL OWNER of shares held in STREET NAME, and these proxy materials are being forwarded to you by your broker or nominee which is considered, with respect to those shares, the STOCKHOLDER OF RECORD. As the beneficial owner, you have the right to direct your broker how to vote and are also invited to attend the meeting. However, since you are not the STOCKHOLDER OF RECORD, you may not vote these shares in person at the meeting unless you obtain a signed proxy from the record holder giving you the right to vote the shares. Your broker or nominee has enclosed or provided a voting instruction card for you to use in directing the broker or nominee how to vote your shares.

Q:	HOW CAN I VOTE MY SHARES IN PERSON AT THE MEETING?

A:	Shares held directly in your name as the STOCKHOLDER OF RECORD may be voted in person at the Annual Meeting. If you choose to do so, please bring the enclosed proxy card or proof of identification.

EVEN IF YOU CURRENTLY PLAN TO ATTEND THE ANNUAL MEETING, WE RECOMMEND THAT YOU ALSO SUBMIT YOUR PROXY AS DESCRIBED BELOW SO THAT YOUR VOTE WILL BE COUNTED IF YOU LATER DECIDE NOT TO ATTEND THE ANNUAL MEETING. SHARES HELD IN STREET NAME MAY BE VOTED IN PERSON BY YOU ONLY IF YOU OBTAIN A SIGNED PROXY FROM THE RECORD HOLDER GIVING YOU THE RIGHT TO VOTE THE SHARES.

Q:	HOW CAN I VOTE MY SHARES WITHOUT ATTENDING THE MEETING?

A:	Whether you hold shares directly as the stockholder of record or beneficially in street name, you may direct your vote without attending the meeting. You may vote by granting a proxy or, for shares held in street name, by submitting voting instructions to your broker or nominee. Please refer to the summary instructions below and those included on your proxy card or, for shares held in street name, the voting instruction card included by your broker or nominee.

BY MAIL—You may do this by signing your proxy card or, for shares held in street name, the voting instruction card included by your broker or nominee and mailing it in the accompanying enclosed, pre-addressed envelope. If you provide specific voting instructions, your shares will be voted as you instruct. If you sign but do not provide instructions, your shares will be voted as described below in “HOW ARE VOTES COUNTED?”

Q:	CAN I CHANGE MY VOTE?

A:	You may change your proxy instructions at any time prior to the vote at the Annual Meeting. For shares held directly in your name, you may accomplish this by granting a new proxy bearing a later date (which automatically revokes the earlier proxy), by delivery of a written revocation to American Stock Transfer & Trust Company, 59 Maiden Lane, Plaza Level, New York, New York 10038 or by attending the Annual Meeting and voting in person. Attendance at the meeting will not cause your previously granted proxy to be revoked unless you specifically so request. For shares held beneficially by you, you may accomplish this by submitting new voting instructions to your broker or nominee.

Q:	HOW ARE VOTES COUNTED?

A:	In the election of directors, you may vote “FOR” all of the nominees or your vote may be “WITHHELD” with respect to one or more of the nominees. If you sign your proxy card or broker voting instruction card with no further instructions, your shares will be voted in accordance with the recommendations of the Board of Directors. Our Board of Directors recommends that you vote your shares “FOR” the proposal.

Q:	WHAT IS THE QUORUM REQUIREMENT FOR THE ANNUAL MEETING?

A:	The quorum requirement for holding the meeting and transacting business is a majority of the outstanding shares present in person or represented by proxy and entitled to be voted. Both abstentions and broker non-votes are counted as present for the purpose of determining the presence of a quorum.

Abstentions are also counted as shares present and entitled to be voted. Broker non-votes, however, are not counted as shares present and entitled to be voted with respect to the matter on which the broker has expressly not voted. Generally, broker non-votes occur when shares held by a broker for a beneficial owner are not voted with respect to a particular proposal because (1) the broker has not received voting instructions from the beneficial owner, and (2) the broker lacks discretionary voting power to vote such shares.

Q:	WHAT IS THE VOTING REQUIREMENT TO APPROVE THE PROPOSAL?

A:	Approval of the director nominees require the affirmative vote of the holders of a plurality of the shares of Common Stock present at the Annual Meeting, in person or by proxy, and entitled to vote thereon.

If you are a BENEFICIAL OWNER and do not provide the STOCKHOLDER OF RECORD with voting instructions, your shares may constitute BROKER NON-VOTES, as described in “WHAT IS THE QUORUM REQUIREMENT FOR THE ANNUAL MEETING?” above.

In tabulating the voting results for the election of directors, shares that constitute BROKER NON-VOTES will have no effect on the outcome of the election.

Q:	WHAT DOES IT MEAN IF I RECEIVE MORE THAN ONE PROXY OR VOTING INSTRUCTION CARD?

A:	It means your shares are registered differently or are in more than one account. Please provide voting instructions for all proxy and voting instruction cards you receive.

Q:	WHERE CAN I FIND THE VOTING RESULTS OF THE MEETING?

A:	We will announce preliminary voting results at the Annual Meeting and publish final results in our quarterly report on Form 10-Q for the second quarter of fiscal year 2004.

Q:	WHAT HAPPENS IF ADDITIONAL PROPOSALS ARE PRESENTED AT THE ANNUAL MEETING?

A:	Other than the proposal described in this proxy statement, we do not expect any matters to be presented for a vote at the Annual Meeting. If you grant a proxy, the persons named as proxy holders will have the discretion to vote your shares on any additional matters properly presented for a vote at the meeting. If for any unforeseen reason any of our nominees is not available as a candidate for director, the persons named as proxy holders will vote your proxy for such other candidate or candidates as may be nominated by the Board of Directors.

Q:	WHAT CLASSES OF SHARES ARE ENTITLED TO BE VOTED?

A:	Each share of our Common Stock outstanding as of the close of business on May 18, 2004, the RECORD DATE, is entitled to vote on all items being voted upon at the annual meeting. On the RECORD DATE, we had approximately 18,135,543 shares of Common Stock issued and outstanding.

Q:	WHO WILL COUNT THE VOTES?

A:	A representative of American Stock Transfer & Trust Company, the Company’s transfer agent, will tabulate the votes and act as the inspector of election.

Q:	IS MY VOTE CONFIDENTIAL?

A:

Proxy instructions, ballots and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within the Company or to third parties except (1) as necessary to meet applicable legal requirements, (2) to allow for the tabulation of votes and certification of the vote, or (3) to facilitate a successful proxy solicitation by our Board of Directors. Occasionally, stockholders provide written comments on their proxy card, which are then forwarded to the Company’s management.

Q:	WHO WILL BEAR THE COST OF SOLICITING VOTES FOR THE MEETING?

A:	The Company is making this solicitation and will pay the entire cost of preparing, assembling, printing, mailing and distributing these proxy materials. In addition to the mailing of these proxy materials, the solicitation of proxies or votes may be made in person, by telephone or by electronic communication by our directors, officers and employees, who will not receive any additional compensation for such solicitation activities. We will also reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to stockholders.

STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information, as of May 1, 2004, regarding the ownership of the Company’s Common Stock by (i) the persons known by the Company to own more than five percent of the outstanding shares, (ii) all directors and nominees of the Company, (iii) each of the executive officers of the Company named in the Summary Compensation Table, and (iv) all directors and executive officers of the Company as a group. The number of shares beneficially owned by each director or executive officer is determined under rules of the Securities and Exchange Commission (the “Commission”) and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which the individual has the sole or shared voting power or investment power and also any shares which the individual has the right to acquire within 60 days of May 1, 2004 through the exercise of any stock option or other right. Unless otherwise indicated, each person has sole investment and voting power (or shares such power with his or her spouse) with respect to the shares set forth in the following table. The inclusion herein of any shares deemed beneficially owned does not constitute an admission of beneficial ownership of such shares.

Name and Address	Shares of Common Stock Beneficially Owned	Percentage of Common Stock Beneficially Owned	Dollar Range of Equity Securities Beneficially Owned by Directors(1)

Alvin Murstein(2)(3) Chairman, Chief Executive Officer, and Director 437 Madison Avenue, 38th Floor New York, NY 10022	1,603,333	8.79%	over $100,000

Andrew M. Murstein(3)(4) President and Director 437 Madison Avenue, 38th Floor New York, NY 10022	1,513,333	8.30%	over $100,000

Larry D. Hall(3)(6) Executive Vice President 437 Madison Avenue, 38th Floor New York, NY 10022	40,487	*	N/A

Brian S. O’Leary(3)(6) Chief Operating Officer 437 Madison Avenue, 38th Floor New York, NY 10022	85,676	*	N/A

Michael J. Kowalsky(3)(6) Executive Vice President 437 Madison Avenue, 38th Floor New York, NY 10022	33,333	*	N/A

Mario M. Cuomo, Director(3)(6) Willkie Farr & Gallagher 787 Seventh Avenue New York, NY 10019	9,000	*	$50,001-$100,000

Stanley Kreitman, Director(7) Signature Bank 300 Park Avenue New York, NY 10022	13,000	*	over $100,000

Name and Address	Shares of Common Stock Beneficially Owned	Percentage of Common Stock Beneficially Owned	Dollar Range of Equity Securities Beneficially Owned by Directors(1)
David L. Rudnick, Director(7) Rudco Properties, Inc. 365 West Passaic Street Rochelle Park, NJ 07662	22,424	*	over $100,000

Henry D. Jackson, Director(6) 1 Great Winchester Street London, England EC2N 2DB	5,000	*	$10,001-$50,000

Lowell P. Weicker, Jr., Director(6) 200 Duke Street Alexandria, VA 22314	1,250	*	$10,001-$50,000

Frederick A. Menowitz, Director(6) 167 East 61st Street New York, NY 10021	2,833	*	$10,001-$50,000

All executive officers and directors as a group (10 persons)(6)(8)	3,326,836	18.24%	N/A

Capital Guardian Trust Company 1100 Santa Monica Boulevard Los Angeles, CA 90025(9)	1,490,310	8.17%	N/A

Wellington Management Company, LLP 75 State Street Boston, MA 02109(10)	1,799,550	9.86%	N/A

*	Less than 1.0%
(1)	Beneficial ownership has been determined in accordance with Rule 16-1(a)(2) of the Securities Exchange Act of 1934. The dollar value is calculated based on a closing price of the Common Stock on the NASDAQ National Market of $8.65 on March 31, 2004.
(2)	Includes 1,250,000 shares owned by the Alvin Murstein Second Family Trust of which Alvin Murstein is a trustee and beneficiary, 90,000 shares owned by Alvin Murstein directly, 5,000 shares owned by Alvin Murstein’s wife and 258,333 shares issuable upon the exercise of outstanding options.
(3)	An “interested person” as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended.
(4)	Includes 1,250,000 shares owned by the Andrew Murstein Family Trust, of which Andrew Murstein is a trustee and beneficiary, 5,000 shares held by Andrew M. Murstein directly and 258,333 shares issuable upon the exercise of outstanding options.
(6)	Consists of shares issuable upon the exercise of outstanding options.
(7)	Consists of shares owned by the reporting person and 9,000 shares issuable upon the exercise of outstanding options.
(8)	Includes (i) 1,250,000 shares owned by the Andrew Murstein Family Trust, (ii) 1,250,000 shares owned by the Alvin Murstein Family Trust, (iii) 90,000 shares owned by Alvin Murstein directly, (iv) 5,000 shares owned by Alvin Murstein’s wife and (v) 5,000 shares owned by Andrew M. Murstein directly.
(9)	Based upon a Schedule 13G/A dated February 10, 2004, filed with the Securities and Exchange Commission (the “Commission”) jointly by Capital Group International, Inc. (“Capital Group”) and Capital Guardian Trust Company (“Capital Guardian”). In the Schedule 13G/A Capital Group and Capital Guardian each reported that it has sole voting power with respect to 1,056,060 shares and sole dispositive power with respect to 1,490,310 shares. Both Capital Group and Capital Guardian disclaim beneficial ownership of 1,490,310 shares pursuant to Rule 13d-4. Capital Guardian is a wholly owned subsidiary of Capital Group.
(10)	Based upon a Schedule 13G dated February 13, 2004, filed with the Commission by Wellington Management Company, LLC (“Wellington”). In the Schedule 13G Wellington reported that is has shared voting power with respect to 1,775,650 shares and shared dispositive power with respect to 1,799,550 shares. Wellington disclaims beneficial ownership of 1,799,550 shares.

PROPOSAL TO BE VOTED ON

ELECTION OF CLASS II DIRECTORS

The Company’s Restated Certificate of Incorporation provides that the Board of Directors is divided into three classes (Class I, Class II and Class III) serving staggered terms of three years. The number of directors is fixed at eight. Class II Directors were last elected at the annual meeting of stockholders held on May 22, 2001. Elections for Class II Directors will be held at the Annual Meeting on July 2, 2004. Class III Directors were elected at the annual meeting of stockholders held on June 11, 2002 and will stand for election in 2005. Class I Directors were elected at the annual meeting of stockholders held on June 6, 2003 and will stand for election in 2006.

The Board of Directors has nominated Mario M. Cuomo, Andrew M. Murstein, and Lowell P. Weicker, Jr. for election as Class II Directors for a three-year term until the annual meeting in 2007. Messrs. Cuomo, Murstein, and Weicker each presently serves as a director and each has consented to being named in this proxy statement and to serve if elected. THE PERSONS NAMED IN THE ENCLOSED PROXY CARD, ANDREW M. MURSTEIN AND MARIE RUSSO, WILL VOTE TO ELECT MESSRS. CUOMO, MURSTEIN, AND WEICKER AS DIRECTORS OF THE COMPANY UNLESS AUTHORITY TO VOTE FOR THE ELECTION OF ANY OR ALL OF THE NOMINEES IS WITHHELD BY MARKING THE PROXY CARD TO THAT EFFECT. If for any reason any nominee should become unavailable for election prior to the Annual Meeting, the person acting under the proxy may vote the proxy for the election of a substitute designated by the Board of Directors. It is not presently expected that either of the nominees will be unavailable.

Approval of the nominees requires the affirmative vote of the holders of a plurality of the shares of Common Stock present or represented by proxy at the Annual Meeting, and entitled to vote thereon.

NOMINEES TO SERVE AS CLASS II DIRECTORS UNTIL

THE 2007 ANNUAL MEETING OF STOCKHOLDERS

Name	Age	Position	Term of Office
Mario M. Cuomo(*)	71	Director	Director since 1996
Andrew M. Murstein(*)	39	President and Director	Director since 1997
Lowell P. Weicker, Jr.	73	Director	Director since 2003

(*)	Mr. Cuomo is an “interested person,” as such term is defined in Section 2(a)(19) of the 1940 Act, because he is a partner of the Company’s legal counsel. Mr. Andrew Murstein is an “interested person” because he is an officer of the Company.

Mario M. Cuomo has served as a Director of the Company since February 1996. Mr. Cuomo served as Governor of the State of New York from January 1983 through 1994. Mr. Cuomo has been a partner in the law firm of Willkie Farr & Gallagher LLP since February 1995. Willkie Farr & Gallagher LLP serves as counsel to the Company in connection with various legal matters. Mr. Cuomo received a B.A., summa cum laude, from St. John’s University and a J.D., magna cum laude, from St. John’s University School of Law.

Andrew M. Murstein has been President of the Company since its inception in 1995 and Chief Executive Officer of Medallion Taxi Media, Inc. (“Media”) from its inception. Mr. Murstein has served as a Director of the Company since October 1997. Mr. Murstein has served two terms as a Director of Medallion Funding Corp. (“MFC”) from May 1996 until April 1997. He has served as a Director of Medallion Taxi Media, Inc. since its inception. He served as the Director of New Business Development at Tri-Magna Corporation (“Tri-Magna”) from 1994 until its acquisition by the Company in May 1996. Mr. Murstein received a B.A. in economics, cum laude, from Tufts University and an M.B.A. in finance from New York University. Andrew Murstein is the son of Alvin Murstein and the son-in law of Mr. Rudnick.

Lowell P. Weicker, Jr., has served as a Director of the Company since February 2003. Mr. Weicker served as Governor of the State of Connecticut from 1991 to 1995. He served as a United States Senator representing the State of Connecticut from 1970 to 1988. Mr. Weicker also serves as a director of Compuware Corporation, HPSC, Inc., Phoenix Mutual Funds, UST Inc., and World Wrestling Entertainment, Inc. He received a B.A. from Yale University and a L.L.B. from the University of Virginia School of Law.

CLASS III DIRECTORS WHOSE TERM EXPIRES AT

THE 2005 ANNUAL MEETING OF STOCKHOLDERS

Name	Age	Position	Term of Office
Alvin Murstein(*)	69	Chairman, Chief Executive Officer and Director	Director since 1995
Henry Jackson	39	Director	Director since 2002

(*)	Mr. Alvin Murstein is an “interested person” as such term is defined in Section 2(a)(19) of the 1940 Act because he is an officer of the Company.

Alvin Murstein has been Chairman of the Board of Directors of the Company since its founding in 1995 and has been Chief Executive Officer of the Company since February 1996. Mr. Murstein has also been Chairman of the Board of Directors and Chief Executive Officer of MFC since its founding in 1979 and Chairman of Media since its founding in 1994. He served as Chairman of the Board of Directors and Chief Executive Officer of Tri-Magna from its founding in 1989 until its acquisition by the Company in May 1996. Mr. Murstein received a B.A. and an M.B.A. from New York University and has been an executive in the taxicab industry for over 40 years. Mr. Murstein served on the Board of Directors of the Strober Organization, Inc., a building supply company, from 1988 to 1997. Alvin Murstein is the father of Andrew M. Murstein.

Henry D. Jackson has served as a director of the Company since November 2002. Mr. Jackson is Managing Director of Deutsche Bank AG and the head of its European Consumer Group. Prior to joining Deutsche Bank, he was head of the European Consumer Group of Credit Suisse First Boston from 1999 to 2002. From 1989 to 1999, Mr. Jackson was a Managing Director of Peter J. Solomon Company, an investment banking firm he helped establish. Mr. Jackson received a B.Sc., with honors, from the Wharton School, a B.A., with honors, from the University of Pennsylvania, and was elected to Phi Beta Kappa.

The addresses for the members of the Board of Directors are listed under “Stock Ownership of Certain Beneficial Owners and Management” on page 6.

CLASS I DIRECTORS WHOSE TERM EXPIRES AT

THE 2006 ANNUAL MEETING OF STOCK HOLDERS

Name	Age	Position	Term of Office
Stanley Kreitman	72	Director	Director since 1996
David L. Rudnick	63	Director	Director since 1996
Frederick A. Menowitz	68	Director	Director since 2003

Stanley Kreitman has served as a Director of the Company since February 1996. Since 1993, Mr. Kreitman has served as Chairman of Manhattan Associates, an investment banking company. Mr. Kreitman served as a Director of Tri-Magna from 1991 until May 1996. Mr. Kreitman served as President of the United States Banknote Corporation, a securities printing company, from 1975 until his retirement in 1994. Mr. Kreitman is Chairman of the Board of Trustees of the New York Institute of Technology and serves as a member of the Board of Directors of CCA Industries, Geneva Mortgage Corp. and KSW Corp., all publicly-traded companies. He also serves as chairman of the New York Board of Corrections. Mr. Kreitman received an A.B. from New York University and an M.B.A. from New York University Graduate School of Business.

David L. Rudnick has served as a Director of the Company since February 1996. Mr. Rudnick serves as President of Rudco Properties, Inc., a real estate management concern and CEO of the Century Associates Group, a national commercial real estate concern which he founded in 1966. Mr. Rudnick served as President of Rudco Industries, Inc., an international manufacturer of machine readable documents, from 1963 to 1986. Mr. Rudnick previously served as President of the Financial Stationers Association and a Director of West Side Federal Savings & Loan Association. Mr. Rudnick received an A.B. with honors in economics from Harvard University and an M.B.A. from Columbia University Graduate School of Business. Mr. Rudnick is Andrew M. Murstein’s father-in-law.

Frederick A. Menowitz has served as a Director of the Company since May 2003. Mr. Menowitz is currently an independent real estate investor. Mr. Menowitz received a B.A. from the University of Virginia and a J.D. from the University of Virginia School of Law. He is a member of the American Bar Association, the New York State Bar Association, the Queens Chamber of Commerce, and the Elmhurst, New York Chamber of Commerce.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE ELECTION OF MESSRS. CUOMO, ANDREW MURSTEIN, AND WEICKER.

OTHER MATTERS OF BUSINESS

The Company is not aware of any business to be acted upon at the Annual Meeting other than that which is set forth in this proxy statement. In the event that any other business requiring the vote of stockholders is properly presented at the Annual Meeting, the holders of the proxies will vote your shares in accordance with their best judgment.

Organization and Compensation of the Board of Directors

The Board of Directors is responsible for the Company’s management and direction and for establishing broad corporate policies. As further described below, The Board held regularly scheduled meetings during the year ended December 31, 2003. The Board is comprised of eight total members, a majority of whom (five) are not “interested persons” under the Investment Company Act of 1940. The Board of Directors held four formal meetings during fiscal 2003. Each director attended at least 75% of the meetings of the Board of Directors and all committees of the Board of Directors on which he served.

The Company has a standing Audit Committee of the Board of Directors, which reviews the results and scope of the audit and other services provided by the Company’s independent public accountants. The Audit Committee met four times during fiscal year 2003 to review (i) the effectiveness of the public accountants during the fiscal 2003 audit, (ii) the adequacy of the fiscal year 2003 financial statement disclosures, (iii) the Company’s internal control policies and procedures, and (iv) the selection of the Company’s independent public accountants. The members of the Audit Committee are Messrs. Kreitman, Jackson, and Weicker. Mr. Kreitman, the Chairman of the Audit Committee, qualifies as a financial expert, as that term is defined by both NASDAQ listing standards and Securities and Exchange Commission (the “Commission”) guidelines. Each Audit Committee member meets the independence requirements of the NASDAQ and the Commission. See “Report of the Audit Committee of the Board of Directors.”

The Company also has a standing Compensation Committee of the Board of Directors, whose members made recommendations concerning compensation of the directors and executive officers of the Company including (i) all incentive or stock option plans or arrangements established by the Company for officers and employees, including the grant of stock options to employees, (ii) adoption and amendment of all employee stock option and other employee benefit, plans and (iii) arrangements and the engagement of, terms of any employment agreements and arrangements with, and termination of, all officers of the Company. Each Compensation committee member meets the independence requirements of the NASDAQ and the Commission. The Board of Directors did not reject any recommendations of the Compensation Committee in 2003. The members of the Compensation Committee are Messrs. Jackson, Kreitman, and Menowitz. The Compensation Committee met twice during fiscal year 2003 and made recommendations concerning compensation, stock options and other employment matters. See “Report of the Board of Directors as to Compensation Matters.”

The company has a standing Nominating Committee, whose members advise the Board of Directors with respect to nominating and continuing qualifications for membership of the Board of Directors. The Nominating Committee is also charged with overseeing the evaluation of the Board of Directors and management, and developing and maintaining a set of corporate governance guidelines and the Company’s Code of Ethics and generally advising the board on corporate governance and related matters. The members of the Nominating Committee are Messrs. Rudnick, Kreitman, and Alvin Murstein. The Nominating Committee met once during fiscal year 2003.

As part of the Company’s compliance with the Investment Company Act of 1940, the Company has in place a code of ethics policy for its directors, officers and certain employees of the Company. These persons must act ethically at all times and in accordance with the guidelines comprising the Company’s Code of Ethics (codified as a written policy and adopted by the Board of Directors four years ago) to establish standards and procedures for the prevention and detection of activities which signal a conflict of interest or an abuse of fiduciary duty. The

Board of Directors expects Company directors, as well as officers and certain employees, to act ethically at all times and to acknowledge their adherence to the policies comprising the Company’s Code of Ethics, which include, among other things, rules prohibiting loans or other extensions of credit, securities transactions during “blackout” periods, acceptance of gifts, and certain interested transactions. In addition, the Board of Directors has established a policy for reporting employee concerns to the Audit Committee of the Board of Directors. Anyone with a concern about the Company’s accounting, internal accounting controls, or auditing matters may confidentially report such concern by telephone to a special dedicated toll-free phone number. This policy was previously announced to all Company employees and the telephone number is published in the common-area workplaces of the Company. All such communications are confidential and shall be promptly reviewed by the Audit Committee.

Directors’ Compensation

The non-employee directors will each be paid $20,000 for each year they serve, on a quarterly basis, and shall each receive $2,500 for the first Board of Directors meeting per quarter attended and $1,000 for attendance at any additional Board of Directors meetings that quarter, $500 for each telephonic board meeting, $1,000 for each Compensation and Nominating Committee meeting attended, $1,500 for each Audit Committee attended, and are reimbursed for expenses relating thereto.

Eligible Directors participate in the Company’s Amended and Restated 1996 Non-employee Directors Stock Option Plan. Employee directors did not receive any additional compensation for their service on the Board of Directors. Employee directors of the Company are eligible to participate in the Company’s 401(k) Investment Plan. More information concerning the Company’s 401(k) Investment Plan can be found under “Report of the Board of Directors as to Compensation Matters.” Employee directors are also eligible to participate in the Amended Plan. The Company does not provide any other pension or retirement plan with respect to its directors or employees. The directors receive no other compensation for their services to the Company.

Information with respect to the aggregate compensation paid to directors of the Company, including options to purchase shares of the Company’s Common Stock under the stock option plans, appears under “Compensation of Directors and Executive Officers.”

Certain Transactions

Mario M. Cuomo is a Director of the Company and a partner in the law firm of Willkie Farr & Gallagher LLP, which serves as legal counsel to the Company in connection with various matters. Certain directors, officers and stockholders of the Company are also directors of its wholly owned subsidiaries Medallion Funding Corp., Business Lenders, LLC, Medallion Capital, Inc., Medallion Business Credit, LLC, Freshstart Venture Capital Corp., Medallion Taxi Media, Inc., and Medallion Bank. Officer salaries are set by the Board of Directors of the Company. Media engaged in transactions to sell roof-top advertising space to a company represented by a relative of a Media officer. All Media transactions were made under market conditions and pricing.

DIRECTORS AND EXECUTIVE OFFICERS OF THE COMPANY

The table below sets forth the name, ages and titles of the persons who were directors of the Company and executive officers of the Company as of March 31, 2004:

Name	Age	Position(s) Held With The Company
Alvin Murstein (*)	69	Chairman, Chief Executive Officer, and Director
Andrew M. Murstein (*)	39	President and Director
Brian S. O’Leary (*)	58	Executive Vice President, and Chief Operating Officer
Larry D. Hall (*)	50	Executive Vice President, and Chief Financial Officer
Michael J. Kowalsky (*)	58	Executive Vice President
Marie Russo (*)	79	Senior Vice President and Secretary
Michael C. Carroll (*)	32	Senior Vice President and General Counsel
Stanley Kreitman	72	Director
David L. Rudnick	63	Director
Mario M. Cuomo (*)	71	Director
Lowell P. Weicker, Jr.	73	Director
Henry D. Jackson	39	Director
Frederick A. Menowitz	67	Director

An asterisk (*) indicates an “interested person” as defined in Section 2(a)(19) of the 1940 Act.

Officers Who Are Not Directors

Brian S. O’Leary has been the Chief Operating Officer since April 2001. Mr. O’Leary joined the Company in December 1999 as Executive Vice President and Chief Credit Officer. From April 1996 to December 1999, Mr. O’Leary was Executive Vice President of Atlantic Bank of New York, serving initially as Chief Credit Officer and Chief Administrative Officer and later as head of middle market banking which included the bank’s Leasing and Premium Finance subsidiaries. Mr. O’Leary was also a member of the management credit committee. From May 1990 to April 1996 Mr. O’Leary was with Bank Leumi Trust Co. of New York, first as a Deputy Division Head of the Lending Division and a Deputy Chief Lending Officer and then as EVP and Division Executive of domestic banking. He was also a member of the Senior Credit Committee. From July 1977 to May 1990, he was with Marine Midland Bank, most recently as a Regional Executive Vice President. He began his banking career in 1970 with Bankers Trust Co. in the metropolitan banking division. Mr. O’Leary received a B.A. in economics from Fordham University and an M.B.A. in finance from Pace University.

Larry D. Hall has been Acting Chief Financial Officer since July 2003 and was appointed Chief Financial Officer in March 2004. Prior to that he served as Chief Accounting Officer since May 2001 and Assistant Treasurer of the Company since October 2000. Mr. Hall was employed by Citibank as Vice President - Corporate Financial Control/Corporate Reporting/Analysis from October 1995 to October 2000. Mr. Hall was Vice President - Finance/Controller, Treasurer and Secretary of Consolidated Waste Services of America from April 1993 to March 1995. Prior to that, he was Vice President - Manager of Line Accounting for Wells Fargo and Co. from November 1987 to March 1993 and Senior Audit Manager in the Financial Services Industry Group for Arthur Andersen & Company from September 1976 to October 1987. Mr. Hall received his B.S. in business administration from the University of Southern California.

Michael J. Kowalsky has been Executive Vice President of the Company since May 1996. Mr. Kowalsky has been the President of Medallion Funding Corp. since June 1996. He also served as Chief Operating Officer of Edwards from 1992 until June 1996. Prior to joining Edwards in 1990, Mr. Kowalsky was a Senior Vice President at General Cigar Co. Inc., a cigar manufacturing company. Mr. Kowalsky received a B.A. and M.A. in economics from the University of Kentucky and an M.B.A. from the New York University Graduate School of Business.

Marie Russo has been Senior Vice President and Secretary of the Company since February 1996. Ms. Russo has also been Senior Vice President and Secretary of MFC since June 1996. Ms. Russo served as Vice President of Operations of Tri-Magna from 1989 until its acquisition by the Company in May 1996. From 1989 to 1996, she was Vice President of MFC and from 1983 to 1986, she was Controller of MFC. Ms. Russo received a B.S. in accounting from Hunter College.

Michael C. Carroll has been a Senior Vice President of the company since January 2004 and General Counsel of the company since January 2003. Prior to joining the Company, Mr. Carroll practiced corporate and securities law with the law firm of Willkie Farr & Gallagher LLP, beginning in 1998. Mr. Carroll received a B.A, magna cum laude, from American University in Washington, D.C. and a J.D. from St. John’s University School of Law.

The address for the executive officers is the Company’s principal offices, located at 437 Madison Avenue, 38th Floor, New York, New York 10022.

Compensation of Directors and Executive Officers

The table below sets forth certain compensation information for the Company’s (i) Chief Executive Officer, (ii) each of the Company’s four most highly compensated executive officers other than the Company’s Chief Executive Officer (collectively the “Named Executive Officers”), and (iii) the directors for the fiscal year ended December 31, 2003. The Company does not have a pension plan, but has established a 401(k) plan that provides matching contributions.

Summary Compensation Table

	Annual Compensation			Long-Term Compensation Awards
Name and Principal Position	Year	Salary($)	Bonus($)	Securities Underlying Options(#)(1)	All Other Compensation(2)
Alvin Murstein(*) Chairman, Chief Executive Officer and Director	2003 2002 2001	395,000 390,000 375,000	20,000 30,000 30,000	— 125,000 25,000	4,666 3,666 2,902

Andrew M. Murstein(*) President and Director	2003 2002 2001	430,000 400,000 375,000	75,000 90,000 90,000	— 125,000 25,000	— — —

Brian S. O’Leary(4) Executive Vice President, and Chief Operating Officer	2003 2002 2001	229,500 229,000 225,000	25,000 25,000 25,000	— 50,000 —	4,119 11,000 —

Michael J. Kowalsky Executive Vice President	2003 2002 2001	202,500 196,400 190,000	37,000 37,000 30,000	25,000 25,000 —	3,367 3,367 3,399

Larry D. Hall Executive Vice President, and Chief Financial Officer	2003 2002 2001	182,000 170,000 142,500	30,000 30,000 35,000	25,000 50,000 —	— — —

		Long-Term Compensation Awards(3)
	Director Fees($)	Securities Underlying Options(#)
Mario M. Cuomo, Director(*)	28,500	—
Stanley Kreitman, Director	60,500	9,000	(4)
David L. Rudnick, Director	63,000	9,000	(4)
Henry D. Jackson, Director	48,250	—
Lowell P. Weicker. Jr., Director	44,250	—
Frederick A. Menowitz, Director	16,500	—

*	An asterisk (*) indicates an “interested person” as such term is defined in Section 2(a)(19) of the 1940 Act.
(1)	Grants of stock options made during the last fiscal year.
(2)	Amounts received pursuant to the matching program under the Company’s 401(k) Plan.
(3)	These shares vest in three equal installments of 3,000 shares on the date of the 2003 annual meeting of the Company’s stockholders, the 2004 annual meeting of the stockholders and the 2005 annual meeting of the stockholders, respectively
(4)	Options granted under the Amended and Restated 1996 Non-employee Director Plan. The exercise price is $4.73 per share.

Option Grants In the Last Fiscal Year

The following table sets forth certain information regarding options granted during the last fiscal year by the Company to the Named Executive Officers:

Name	Individual Grants				Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term(2)
	Number of Securities Underlying Options Granted(#)	Percent of Total Options Granted to Employees in Fiscal Year	Exercise or Base Price ($/share)(1)	Expiration Date
					5%($)	10%($)
Larry D. Hall	25,000	20.0%	3.50	3/4/2013	43,750	87,500
Michael J. Kowalsky	50,000	40.0%	3.87	2/3/2013	96,750	193,500

(1)	The exercise price of these options is equal to the closing price of the Company’s Common Stock on the date of grant, as reported by the NASDAQ National Market.
(2)	The dollar amounts under these columns are the result of calculations at the 5% and 10% rates set by the Commission and, therefore, are not intended to forecast possible future appreciation, if any, in the price of the underlying Common Stock. No gain to the optionees is possible without an increase in price of the underlying Common Stock, which will benefit all stockholders proportionately.

Aggregated Option Exercises and Fiscal Year-End Option Values

The following table sets forth certain information concerning exercisable and unexercisable stock options held by the Named Executive Officers during the last fiscal year:(1)

	Number of Securities Underlying Unexercised Options at December 31, 2003		Value of Unexercised In-the-Money Options at December 31, 2003(2)
	Exercisable	Unexercisable	Exercisable	Unexercisable
Alvin Murstein	183,332	116,668	$165,830	$331,670
Andrew M. Murstein	183,332	116,668	$165,830	$331,670
Brian S. O’Leary	66,666	33,334	$94,333	$188,667
Michael J. Kowalsky	51,456	31,667	$47,166	$94,333
Larry D. Hall	40,187	41,667	$94,333	$188,667

(1)	None of the Named Executive Officers exercised options during the last fiscal year.
(2)	Value realized is calculated as the closing market price on the date of exercise, net of option exercise price, but before any tax liabilities or transaction costs. Value of unexercised options is calculated as the closing market price per share on December 31, 2003 of $9.49.

Employment Agreements

In May 1996, Alvin Murstein and Andrew M. Murstein entered into employment agreements with the Company, which were subsequently amended in May 1998. The agreements provide for a five-year term and automatically renew each year for a new five-year term unless either party terminates the agreement. The agreements provide that Alvin Murstein and Andrew M. Murstein shall receive an annual base salary of $300,000 and $225,000 respectively, which may be increased but not decreased. The agreements contain non-competition covenants from the executives in favor of the Company. The agreements provide for a severance payment in the event that the Company terminates their employment without Cause (as defined in the agreements) or if they terminate their employment for Good Reason (as defined in the agreements). The severance payment is equal to their base salary multiplied by the number of full and partial years remaining in the term at the time of termination plus legal fees and/or acceleration in the vesting of any unvested options.

Brian S. O’Leary entered into an employment agreement with the Company, which became effective in November 1999. Mr. O’Leary shall receive an initial base salary of $190,000 and options to buy 16,667 shares of Common Stock each year for a three-year period. Mr. O’Leary is an at-will employee; however, he is entitled to a severance payment of $150,000 upon a change of control.

Michael J. Kowalsky entered into an employment agreement with the Company, which became effective in May 1996, was renewed in May 1999 for a three-year term, and was renewed again in February 2003. Under the second renewal agreement, Mr. Kowalsky is entitled to an annual salary of $202,500, $212,000 and $225,500 in the first, second and third year of the employment term, respectively. If the agreement is not renewed under certain conditions at the end of the three-year term, Mr. Kowalsky shall receive a severance payment equal to $112,000 payable over six months following the termination of the agreement. The agreement contains a non-competition covenant from Mr. Kowalsky in favor of the Company.

Larry D. Hall entered into an employment agreement with the Company, which became effective March 2003. Mr. Hall shall receive an initial base salary of $182,000 and options to buy 8,333 shares of Common Stock each year for a three-year period. Mr. Hall is an at-will employee; however, he is entitled to a severance payment of $112,500 upon a change of control.

REPORT OF THE BOARD OF DIRECTORS AS TO COMPENSATION MATTERS

Compensation Committee

The Board of Directors of the Company has delegated the authority to establish compensation policies with respect to the Company’s executive officers to the Compensation Committee of the Company’s Board of Directors and the Company anticipates that this program will be administered by the Compensation Committee in the near future.

The objectives of the Company’s executive compensation program are to establish compensation levels designed to enable the Company to attract, retain and reward executive officers who contribute to the long-term success of the Company so as to enhance stockholder value. The Board of Directors or the Compensation Committee, as appropriate, will make decisions each year regarding executive compensation, including annual base salaries and bonus awards, and stock option grants. Option grants are key components of the executive compensation program and are intended to provide executives with an equity interest in the Company so as to link a meaningful portion of the compensation of the Company’s executives with the performance of the Company’s Common Stock. This report is submitted by the full Board of Directors and addresses the compensation policies for fiscal year 2003 as they affected Alvin Murstein, in his capacity as the Chief Executive Officer of the Company, as well as each of the Company’s other officers.

Compensation Philosophy

The Company’s executive compensation philosophy is based on the belief that competitive compensation is essential to attract, motivate and retain highly qualified and industrious employees. The Company’s policy is to provide total compensation that is competitive for comparable work and comparable corporate performance. The compensation program includes both motivational and retention-related compensation components. Bonuses are included to encourage effective performance relative to current plans and objectives. Stock options are included to help retain productive people and to more closely align their interests with those of stockholders.

In executing its compensation policy, the Company seeks to relate compensation with the Company’s financial performance and business objectives, reward high levels of individual performance and tie a significant portion of total executive compensation to both the annual and long-term performance of the Company. While compensation survey data are useful guides for comparative purposes, the Company believes that a successful compensation program also requires the application of judgment and subjective determinations of individual performance, and to that extent the Board of Directors applies such judgment and subjective determinations in reconciling the program’s objectives with the realities of retaining valued employees.

Executive Compensation Program

Annual compensation for the Company’s executives consists of three principal elements: base salary, cash bonus and stock options.

Base Salary and Cash Bonus

In setting the annual base salaries for the Company’s executives, the Board of Directors reviews the aggregate salary and bonus compensation for individuals in comparable positions with other companies, including competitors of the Company, and adjusts such amounts to reflect individual performance. Many of these companies are specialty finance companies. The Company also regularly compares the salary levels of its executive officers with other leading companies.

Increases in annual base salary are based on a review and evaluation of the performance of the activity for which the executive has responsibility, the impact of that activity on the Company and the skills and experience required for the job, coupled with a comparison of these elements with similar elements for other executives both inside and outside the Company.

Cash bonuses are tied directly to the Company’s financial performance and the contribution of the executive to such performance.

Stock Option Plan

Executive officer compensation also includes long-term incentives afforded by options to purchase shares of Common Stock under the Company’s Amended and Restated 1996 Stock Option Plan. The purposes of the Company’s stock ownership program are to (i) highlight and reinforce the mutuality of long-term interests between employees and the stockholders and (ii) to assist in the attraction and retention of critically important key executives, managers and individual contributors who are essential to the Company’s growth and development.

The Company’s stock programs include vesting periods to optimize the retention value of these options and to orient the Company’s executive officers to longer term success. Generally, stock options vest in equal annual installments over three to five years commencing on the first anniversary of the date of grant, and, if employees leave the Company before these vesting periods, they forfeit the unvested portions of these awards. The Company also makes annual grants of options which vest in one year.

Except for executives with substantial holdings of the Company’s stock, the number of shares of Common Stock subject to option grants is generally intended to reflect the significance of the executive’s current and anticipated contributions to the Company. The exercise price of options granted by the Company is required under the 1940 Act to equal not less than 100% of the fair market value per share on the date of grant. Prior to determining the 2003 option grants to the Company’s executives, the Board of Directors considered the equity compensation policies of competitors and other companies, both privately held and publicly traded, with comparable capitalizations. The value realizable from exercisable options is dependent upon the extent to which the Company’s performance is reflected in the price of the Company’s Common Stock at any particular point in time. However, the decision as to whether such value will be realized through the exercise of an option in any particular year is primarily determined by each individual within the limits of the vesting schedule and not by the Board of Directors.

Non-employee Directors Stock Option Plan

In order to attract and retain highly qualified directors, and to ensure close identification of interests between non-interested directors and the Company’s stockholders, the Board of Directors of the Company adopted and the stockholders approved the 1996 Director Stock Option Plan and the Amended and Restated 1996 Non-employee Directors Stock Option Plan (the “Director Plan”), which replaced the earlier plan. The Director Plan provides for the automatic grant of options to directors of the Company who are not employees or officers, including interested persons, known as Eligible Directors. In accordance with the provisions of the 1940 Act, the automatic grant of options under the Director Plan did not occur until after the date of the approval of the Director Plan by the Commission. The Commission approved the Director Plan on April 12, 2000 (the “Approval Date”).

Under the Director Plan, the Company will grant an option to purchase 9,000 shares to each Eligible Director elected at an annual stockholder meeting after the Approval Date. If an Eligible Director is elected after the Approval Date by means other that an annual stockholder meeting, the Company will grant an option to purchase 9,000 shares multiplied by a fraction representing the remaining portion of the Eligible Director’s three-year term.

The total number of shares which may be granted from time to time under the Director Plan is 100,000 shares. The Director Plan is administered by a committee of the Board of Directors comprised of directors who are not eligible for grants or awards of options under the Director Plan. The exercise price of options granted is not less than the fair market value of the Company’s Common Stock on the date of grant or if the stock is not quoted on the date of grant, the current net asset value of the Common Stock as determined in good faith by the members of the Board of Directors not eligible to participate in the Director Plan. Options become exercisable at each annual stockholder meeting. The number of shares which are exercisable is calculated by multiplying the number of shares in the option by a fraction which contains the number of whole months since the date of grant or the last stockholder annual meeting in the numerator, and the number of whole months for which the Eligible Director was elected in the denominator. To exercise options, the optionee must remain an Eligible Director. No option may be exercised more than five years after the date on which it is granted.

The number of shares available for options, the number of shares subject to outstanding options and their exercise prices will be adjusted for changes in outstanding shares such as stock splits and combinations of shares. Shares purchased upon exercise of options, in whole or in part, must be paid for in cash or by means of unrestricted shares of Common Stock or any combination thereof. On December 31, 2003, 89,555 shares of Common Stock were reserved for future grants under the Director Plan.

Options granted under the Director Plan will not be transferable other than by the laws of descent and during the optionee’s life may be exercised only by the optionee. All rights to exercise options will terminate after the optionee ceases to be an Eligible Director for any reason, other than death, three months following the date such director ceases to be an Eligible Director. If the optionee dies before expiration of the option, his legal successors may have the right to exercise the option in whole or in part within one year of death.

The Director Plan may be terminated at any time by the Board of Directors, and will terminate ten years after the effective date of the Director Plan. The Board of Directors may not materially increase the number of shares authorized under the Director Plan or materially increase the benefits accruing to participants under the Director Plan without the approval of the stockholders of the Company.

401(k) Plan

Since 1996, the Company has been a participating employer in the Company’s 401(k) Investment Plan (the “401(k) Investment Plan”) which covers all full and part-time employees of the Company who have attained the age of 21 and have a minimum of one year of service. Under the 401(k) Investment Plan, an employee may elect to defer not less than 1.0% and no more than 15.0% of the total annual compensation that would otherwise be paid to the employee, provided, however, that employees’ contributions may not exceed certain maximum amounts determined under Section 402(g) of the Code. Employee contributions are invested in various mutual funds, according to the direction of the employee. On September 1, 1998, the Company elected to match employee contributions to the 401(k) Investment Plan in an amount equal to one-third of the first 6% of an employee’s contributions.

Alvin Murstein’s 2003 Compensation

The Board of Directors has set Alvin Murstein’s total annual compensation at a level it believes to be competitive with the chief executive officers of similarly capitalized specialty finance companies. Alvin Murstein, in his capacity as Chief Executive Officer, is eligible to participate in the same executive compensation program available to the Company’s other senior executives.

Compliance With Internal Revenue Code Section 162(m)

Section 162(m) of the Code, enacted in 1993, generally disallows a tax deduction to public companies for compensation over $1 million paid to its chief executive officer or either of its four other most highly compensated executive officers. However, qualifying performance-based compensation will not be subject to the deduction limit if certain requirements are met. The Company currently intends to structure its stock options grants to executive officers in a manner that complies with these performance-based requirements.

Board of Directors

Alvin Murstein

Andrew M. Murstein

Mario M. Cuomo

Stanley Kreitman

David L. Rudnick

Henry D. Jackson

Lowell P. Weicker, Jr.

Frederick A. Menowitz

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The members of the Compensation Committee are Messrs. Kreitman, Menowitz, and Jackson.

Except for the transactions described under “Certain Transactions” on page 12, no interlocking relationships exist between the Board of Directors or Compensation Committee and the Board of Directors or Compensation Committee of any other company, nor has any such interlocking relationship existed in the past. No member of the current Compensation Committee, except Mr. Alvin Murstein, was an officer or employee of the Company at any time during fiscal year 2003. Mr. Murstein is no longer a member of the Compensation Committee. No executive officer or director of the Company serves on the Board of Directors or Compensation Committee of any entity which has one or more executive officers serving as a member of the Company’s Board of Directors or Compensation Committee

STOCK PERFORMANCE GRAPH

The Commission requires the Company to present a graph comparing the cumulative total stockholder return on its Common Stock with the cumulative total stockholder return (a) of a broad equity market index and (b) of a published industry index or peer group. The following graph commences as of May 23, 1996, the date of the Company’s initial public offering, and compares the Company’s Common Stock with the cumulative total return for the NASDAQ (U.S.) Index and the Russell 2000 Index. Furthermore, the following graph assumes the investment of $100 on May 29, 1996 in each of the Company’s Common Stock, the stocks comprising the NASDAQ (U.S.) Index and the Russell 2000 Index and assumes dividends are reinvested.

Cumulative Total Return

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The information contained in this report shall not be deemed “soliciting material” or to be “filed” with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filings by the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates it by reference in such filing.

Audit Committees play a critical role in the financial reporting system by overseeing and monitoring management’s and the independent auditors’ participation in the financial reporting process. As such, we are providing this fiscal report to stockholders to help inform them of this process and the activities of the Audit Committee in the past year. The Audit Committee of the Board of Directors is composed of three non-management directors selected by the Board. All current members meet the experience and independence requirements of the National Association of Securities Dealers. In addition, our Board of Directors has determined that Stanley Kreitman is an “audit committee financial expert” as defined by Commission rules.

The Audit Committee of the Board of Directors of the Company serves as the representative of the Board of Directors for general oversight of the Company’s financial accounting and reporting process, system of internal control, audit process, and process for monitoring compliance with laws and regulations and the Company’s standards of business conduct. The Company’s management has primary responsibility for preparing the Company’s financial statements and the Company’s financial reporting process. The Company’s independent accountants, PricewaterhouseCoopers, LLP are responsible for expressing an opinion on the conformity of the Company’s audited financial statements to generally accepted accounting principles.

In this context, the Audit Committee hereby reports as follows:

1. The Audit Committee has reviewed and discussed the audited financial statements with the Company’s management, including a discussion of the quality and acceptability of the accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements. In addressing the quality of management’s accounting judgments, members of the Audit Committee asked for management’s representations that the audited consolidated financial statements of the Company have been prepared in conformity with generally accepted accounting principles.

2. The Audit Committee has discussed with the independent accountants and management the matters required to be discussed by SAS 61 (Communication with Audit Committees).

3. The Audit Committee has received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committee), and has discussed with the independent accountants the independent accountants’ independence.

4. Based on the review and discussion referred to in paragraphs (1) through (3) above, the Audit Committee recommended to the Board of Directors of the Company, and the Board of Directors has approved, that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2003, for filing with the Securities and Exchange Commission.

5. The Audit Committee has considered whether the provision of non-audit related services by the independent accountants is compatible with maintaining the accountant’s independence.

The undersigned members of the Audit Committee have submitted this report to the Board of Directors.

Stanley Kreitman, Chairman

Henry D. Jackson, Director

Lowell P. Weicker, Jr., Director

INDEPENDENT PUBLIC ACCOUNTANTS

The Company has selected PricewaterhouseCoopers, LLP (“PWC”) to audit the Company’s consolidated financial statements for the fiscal year ending December 31, 2003, perform audit related services, and to act as a consultant in connection with various accounting and financial reporting matters.

Representatives of PWC are expected to be present at the Annual Meeting. They will have the opportunity to make a statement if they desire to do so and will also be available to respond to appropriate questions from stockholders.

The Company is subject to Rule 32a-4 of the 1940 Act which provides that the Company is not required to seek stockholder approval of its recommendation or selection of an independent auditor for the current year if (i) the Company has an audit committee comprised of directors who are not “interested” as defined under the 1940 Act; (ii) the Company’s Board of Directors has adopted an Audit Committee Charter; and (iii) the Company maintains and preserves permanently in an easily accessible place a copy of the Audit Committee Charter. The Company’s Amended and Restated Bylaws provide that the selection of accountants shall be made in accordance with the provisions of the 1940 Act.

In accordance with such rules and the Company’s Audit Committee Charter, the Audit Committee has the right to select the accountants who will perform the audit. Under the charter, the Company may recommend an accountant but this recommendation is not binding and the sole discretion to select accountants to perform the audit lies with the Audit Committee.

The fees for services provided by PWC, the Company’s independent public accountants, are as follows.

Audit Fees

Fees for the audit of the Company’s annual financial statements for the last fiscal year and for the review of the financial statements included in the Company’s Form 10-Q for the last fiscal year were $160,850.

Audit-Related Fees

Fees for audit related services for the last fiscal year’s annual audit were $39,800.

Tax Fees

Fees for professional services by the accountant related to tax compliance, tax advice, and tax planning were $105,342.

All Other Fees

Fees for services rendered by the accountant for services other than the services provided in the above paragraphs were $18,769.

OTHER INFORMATION

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act and the disclosure requirements of Item 405 of Regulation S-K require the directors and executive officers of the Company, and any persons holding more than 10% of any class of equity securities of the Company, to report their ownership of such equity securities and any subsequent changes in that ownership to the Securities and Exchange Commission, the NASDAQ National Market and the Company.

Miscellaneous

Management does not know of any matters to be brought before the Annual Meeting other than as described in this proxy statement. Should any other matters properly come before the Annual Meeting, the persons designated as proxies will vote in their sole discretion on such matters.

FORM 10-K

The Company filed an Annual Report on Form 10-K for the year ended December 31, 2003 with the Commission on March 15, 2004. Stockholders may obtain a copy of this report, without charge, by writing to Marie Russo, Senior Vice President and Secretary, at the Company’s principal offices located at 437 Madison Avenue, 38th Floor, New York, New York, 10022.

DEADLINE FOR SUBMISSION OF STOCKHOLDER PROPOSALS

In order for a stockholder proposal to be considered for inclusion in the Company’s proxy statement for next year’s annual meeting, the written proposal must be received by the Company no later than January 3, 2005. Such proposal will also need to comply with the Commission regulations regarding the inclusion of stockholder proposals in Company-sponsored proxy materials. Similarly, in order for a stockholder proposal to be raised from the floor during next year’s annual meeting, written notice must be received by the Company no later than January 3, 2005.

By Order of the Board of Directors,

Marie Russo,
Secretary

June 7, 2004

THE BOARD OF DIRECTORS ENCOURAGES STOCKHOLDERS TO ATTEND THE MEETING. WHETHER OR NOT YOU PLAN TO ATTEND, YOU ARE URGED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY OR VOTING INSTRUCTION CARD IN THE ACCOMPANYING ENVELOPE. PROMPT RESPONSE WILL GREATLY FACILITATE ARRANGEMENTS FOR THE MEETING AND YOUR COOPERATION IS APPRECIATED.

APPENDIX A

(EDGAR FILING ONLY)

MEDALLION FINANCIAL CORP.

ANNUAL MEETING OF STOCKHOLDERS – July 2, 2004

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned, having received notice of the meeting and the proxy statement, hereby appoints Alvin Murstein and Marie Russo, and each of them, as proxies for the undersigned, with full power of substitution to act and to vote all the shares of Common Stock of the Company held of record by the undersigned on May 18, 2004, the record date at the annual meeting of stockholders to be held at The Harmonie Club, 4 East 60th Street, New York, New York 10022 on the 2nd day of July 2004, at 10:00 a.m., Eastern Standard Time, or any adjournment thereof.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ITEM (1).

IMPORTANT – PLEASE DATE, SIGN AND MAIL YOUR PROXY CARD AS SOON AS POSSIBLE.

A-1

Please date, sign and mail your proxy

card back as soon as possible!

Annual Meeting of Stockholders

MEDALLION FINANCIAL CORP.

July 2, 2004

Please Detach and Mail in the Envelope Provided

A ☒  Please mark your

 votes as in this

 example.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEM 1.

1. Election of Directors	FOR ALL (except as indicated below) ☐
Withhold All ☐
Nominees: Mario M. Cuomo Andrew M. Murstein Lowell P. Weicker, Jr.

(Except nominee(s) written below)	In their discretion the Proxies are authorized to vote upon such other business as may properly come before the meeting.
	MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT	☐	MARK HERE IF YOU PLAN TO ATTEND THE MEETING	☐

Signature                                               Signature                                               Dated:                                              , 2004

NOTE: PLEASE SIGN EXACTLY AS NAME APPEARS HEREON. FOR JOINT ACCOUNTS, EACH OWNER SHOULD SIGN. WHEN SIGNING AS EXECUTOR, ADMINISTRATOR, ATTORNEY, TRUSTEE OR GUARDIAN, ETC. PLEASE GIVE YOUR FULL TITLE.

A-2